UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                AMENDMENT NO. 3


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 10, 2010

                             COMMISSION FILE NUMBER
                                   000-28978
                                 --------------
                      AMERICAN FIBER GREEN PRODUCTS, INC.
             (Exact Name of Registrant as Specified in its Charter)
                                 --------------
                  NEVADA                          91-1705387

      (State or Other Jurisdiction of           (I.R.S. Employer
       Incorporation or Organization)         Identification Number)

                      4209 RALEIGH STREET, TAMPA, FL 33619
                    (Address of Principal Executive Offices)

                                 (813) 247-2770
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               EXPLAINATORY NOTE
This form is being amended to disclose that the PCAOB has revoked the registration of Robert T. Taylor CPA on April 27, 2010 because of deficiencies in the conduct of certain of its audits and procedures.

                           FORWARD LOOKING STATEMENTS
This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) PREVIOUS INDEPENDENT AUDITORS:

   a. The Company received notification by the Securities and Exchange Commission on April 28, 2010 that the PCAOB has revoked the registration of our previous independent auditor, Robert T. Taylor CPA on April 27, 2010 because of deficiencies in the conduct of certain of its audits and procedures. As Taylor's opinion on the financial statements for the year ended December 31, 2008 had been included in our filing for the December 31, 2009 year end, we will be having our new independent accountant audit that year so that we can amend our Form 10K filing in compliance with the Securities and Exchange Commission regulations.

   b. On February 8, 2010, the Company dismissed our independent registered auditor, Robert T. Taylor of Bothell Washington ("Taylor"), based on their notification to us of their partner service limitation.

   c. Taylor's report on the financial statements for the year ended December 31, 2008 and 2007 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except as follows: In the Company's Annual Report on Form 10-K for the fiscal years ending December 31, 2008 and 2007, the Audit Report regarding the Company's audited financial statements for the fiscal years ending December 31, 2008 and 2007 contained an opinion regarding the significant doubt about the Company's ability to continue as a going concern due to the Company's lack of significant revenues, has suffered recurring losses from operations and has an accumulated deficit.

   d. Our Board of Directors participated in and approved the decision to change independent accountants. Through the two most recent fiscal years ended December 31, 2008 and 2007, and any subsequent interim period preceding such termination and through the date of this Current Report, there were
      i) no disagreements between the Company and Taylor on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Taylor, would have caused Taylor to make reference to the subject matter of the disagreement in their reports on the Company's financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

   e. During the most recent review periods, subsequent to September 30, 2009 and through the date of dismissal, February 8, 2010, there have been no reportable events with us as set forth in Item 304(a)(i)(v) of Regulation S-K.

   f. We requested that Taylor furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. We have been unable to obtain an updated response from our prior auditor's letter in response to this revocation.

 (2) NEW INDEPENDENT ACCOUNTANTS:

   a. We engaged Peter Messineo, CPA of Palm Harbor Florida, as our new independent registered auditor on February 8, 2010. b. Prior to February 8, 2010, we did not consult with Mr. Messineo regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Mr. Messineo, or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a) (1)
      (v) of Regulation S-B, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired:

          None

(b) Exhibits

          None

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        American Fiber Green Products, Inc.

Dated: May 10, 2010                     /s/Daniel L. Hefner
---------------------                   --------------------
                                        Mr. Daniel L. Hefner,
                                        Chief Executive Officer